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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date earliest event reported) March 20, 2003

MTR GAMING GROUP, INC.
(exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

0-20508 (Commission File Number)	84-1103135 (IRS Employer Identification Number)

STATE ROUTE 2 SOUTH, CHESTER, WEST VIRGINIA
(Address of principal executive offices)

26034
(Zip Code)

Registrant's Telephone Number, Including Area Code: (304) 387-8300

N/A
(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure

        Included herein are the following:

  •
  Consent of Ernst & Young LLP (Exhibit 23.1);

  •
  MTR Gaming Group, Inc. Audited Financial Statements as of December 31, 2002 and 2001 and for the years ended December 31, 2002, 2001 and 2000 (Exhibit 99.1); and

  •
  Management's Discussion and Analysis of Financial Condition and Results of Operations of MTR Gaming Group, Inc. (Exhibit 99.2).

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MTR GAMING GROUP, INC.
By:	/s/ EDSON R. ARNEAULT Edson R. Arneault, President

Date: March 20, 2003

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FORM 8-K
Item 9. Regulation FD Disclosure